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                                                                   EXHIBIT 10.11







              DESOTO SALARIED EMPLOYEES' PENSION PRESERVATION PLAN

                      (effective as of December 13, 1985)





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              DESOTO SALARIED EMPLOYEES' PENSION PRESERVATION PLAN

                     SECTION 1. - ESTABLISHMENT OF THE PLAN

         1.1 Establishment of the Plan. DeSoto, Inc. hereby establishes a supplemental retirement plan for certain of its eligible employees to be known as the "DESOTO SALARIED EMPLOYEES' PENSION PRESERVATION PLAN" ("Plan"), effective as to employees whose employment terminates after December 13, 1985.

                            SECTION 2. - DEFINITIONS

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly indicates otherwise:

         (a)     "Company" means DeSoto, Inc.

         (b) "Employee" means any employee of an Employer who is eligible to participate and who is participating in the Pension Plan.

         (c) "Employer" The Company and any of its subsidiaries which is authorized by the Board to adopt and which does adopt the Plan.

         (d)     "Pension Plan" means the DeSoto Salaried Employees' Pension
                 Plan.

         (e) "Retirement Committee" means the Retirement Committee appointed by the Board of Directors of the Company in accordance with applicable provisions of the Pension Plan.

         2.2 Number and Gender. Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural and the masculine may also include the feminine.





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                             SECTION 3. - BENEFITS

         3.1 Eligibility for Benefits. An Employee of the Company who, on or after completing 10 "Years of Employment" under the Pension Plan, terminates employment for any reason and is eligible for and elects retirement or vested benefits under the Pension Plan, shall be eligible to receive a benefit under the Plan. For this purpose, an Employee who is receiving disability benefit payments on the later of his 65th birthday or the date benefits under an insured long-term disability program maintained by the Company end shall be deemed to have terminated employment on such date.

         3.2 Normal Retirement Benefit. An Employee eligible for benefits hereunder who terminates employment for a reason other than death on or after age 65 shall receive a monthly benefit for life beginning on the first day of the month following his month of retirement in an amount equal to (a) 1-2/3% of his "Average Compensation" multiplied by his total years of "Service" less 1-2/3% of his "Primary Social Security Benefit" multiplied by his total years of "Service" (not to exceed 50% of his "Primary Social Security Benefits"), reduced by (b) the monthly benefit for life payable pursuant to section 5.1 or
5.3 of the Pension Plan as reduced in accordance with section 6.1 of the Pension Plan. For this purpose, the terms "Average Compensation", "Primary Social Security Benefit", and "Service" shall be defined in accordance with the applicable provisions of the Pension Plan.





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         3.3     Early Retirement Benefit. An Employee eligible for benefits hereunder pursuant to Section 3.1 who terminates employment for a reason other than death prior to age 65 shall be entitled to receive a monthly benefit determined, except as otherwise provided in this Section 3.3, as for retirement on or after age 65 but considering only "Service" and "Average Compensation" prior to actual retirement or termination of employment. An eligible Employee may elect benefit payments beginning on the first day of any month following the later of (i) his termination of employment, or (ii) his 55th birthday, in which event the benefit determined pursuant to Section 3.2 shall be reduced by an amount equal to 1/2 of 1% of the benefit that would otherwise be payable at age 65 multiplied by the number of months between the commencement of payments and the end of the month in which the Employee will attain age 65.

         3.4 Survivor's Benefit. If any Employee dies while in the employ of the Company or while he is receiving disability payments under an insured long-term disability program maintained by the Company, and if he has at least one "Year of Employment" under the Pension Plan, a survivor's benefit may be paid subject to the provisions of this Section 3.4. The survivor's benefit payable hereunder shall be a monthly benefit equal to (a) the monthly benefit calculated pursuant to Section 5.9 of the Pension Plan without regard to the limitations imposed by Section 6 of the Pension Plan, less (b) the aggregate survivor's benefit payable pursuant to Section 5.8 and 5.9 of the Pension Plan as reduced in accordance with section 6.1 of the Pension Plan. If





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on the date of death, any person qualifies as a Dependent Spouse or Dependent
Child, such benefits shall commence on the first day of the month following or coincident with the date of death and shall continue thereafter monthly for the period during which any person so qualifies. If at any time a spouse qualifies for payments hereunder, payments shall be made to such spouse to the exclusion of any dependent children. If at any time more than one child qualifies, the benefits shall be divided equally among them. The term "Dependent Spouse" shall mean (a) in the case of an Employee who dies after attaining age 55 and completing 10 "Years of Employment" within the meaning of the Pension Plan, the spouse of said Employee, and (b) in the case of an Employee who dies prior to attaining age 55 and completing 10 Years of Employment within the meaning of the Pension Plan, the spouse of said Employee who is residing with the Employee at the date of his death, whose annual income in any of the three calendar years immediately preceding the date of death was less than that of the Employee, and who has not remarried. The term "Dependent Child" shall have the same meaning as in the Federal Social Security Act in effect on the date of the Employee's death. The survivor benefit hereunder shall be paid and administered under applicable rules of the Pension Plan.

                          SECTION 4. - FORM OF BENEFIT

         4.1 Normal Form. The normal form of payment of a benefit under the Plan, other than a survivor's benefit, shall be a single-life annuity, payable monthly, beginning on the date benefit payments commence under the Pension Plan.





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         4.2     Optional Forms. Upon the written request of an Employee or former Employee who is eligible to receive benefits under the Plan, filed with and approved by the Retirement Committee in accordance with rules governing such requests, the benefit to which such Employee or former Employee is entitled under section 3.2 or 3.3 shall be payable under any one of the "Optional Forms of Benefits" specified in section 5.7 of the Pension Plan. Each of these forms of payment shall be payable monthly and shall be the actuarial equivalent of the normal form of benefit, determined in accordance with the applicable provisions of the Pension Plan. In the event an Employee does not file a written request as above provided, benefits under the Plan shall be paid in the same optional form as is used to pay benefits under the Pension Plan.

                          SECTION 5. - ADMINISTRATION

         5.1 Administration. The Retirement Committee shall be charged with the administration and interpretation of the Plan, but may delegate the administrative duties hereunder to such persons as it determines. The Retirement Committee may adopt such rules as may be necessary or appropriate for the proper administration of the Plan. To the extent that such rules are not adopted, applicable rules relating to the administration of the Retirement Plan shall govern. The decision of the Retirement Committee in all matters involving the interpretation and application of the Plan shall be final.





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         5.2     Funding of the Plan. Benefits under the Plan shall be paid out of the general assets of the Company, and no trust or other separate fund shall be established for funding of the Plan.

         5.3 Non-alienation. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, bankruptcy or obligation for alimony or child support payments) in satisfaction of any debt, liability or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void.

         5.4 Distributions Payable to Incompetents. If any person entitled to a distribution under the Plan shall be under legal disability, or in the sole judgment of the Retirement Committee, shall otherwise be unable to apply such distribution to his own best interest and advantage, the Retirement Committee in the exercise of its discretion, may direct all or any portion of such distribution to be made in any one or more of the following ways:

         (a)     Directly to such person;

         (b)     To his legal guardian or conservator; or

         (c) To his spouse or to any other person, to be expended for his benefit.

         The decision of the Retirement Committee will, in each case, be final and binding upon all persons, and neither the Retirement Committee nor the Company shall not be obliged to see to the





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proper application or expenditure of any distribution so made. Any payment made pursuant to the power herein conferred shall operate as a complete discharge of all obligations under the Plan as to such distribution.

         5.5 Amendment and Termination. The Company reserves the right to amend, modify, terminate or partially terminate the Plan at any time by action of its Board of Directors.

         5.6 Applicable Law. The Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of Illinois.

                                        DESOTO, INC.

                                        By  [ILLEGIBLE]
                                          -----------------------------------
                                          Chairman of the Board and President





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[METROPOLITAN LIFE LETTERHEAD]


Ms. Dan Zacharski
DeSoto, Inc.
1700 S. Mt. Prospect Road
Des Plaines, IL 60017

Re:     GAC 12078 - Additional lives

Dear Dan:

As we discussed, the cost of the additional 2 lives is $265,000 payable July 1, 1991. This covers the following benefits:

                                              Monthly
Name             S.S. #           D.O.B.       Amount      Form         Spouse          S.S. #          D.O.B.
- ----------------------------------------------------------------------------------------------------------------
Misser, R.R.     ###-##-####      7/3/30      1899.71      50% J&S      Jacqueline      ###-##-####      3/31/33
- ----------------------------------------------------------------------------------------------------------------
Kersch, R.S.     ###-##-####      4/30/28      126.35      50% J&S      Marilyn         ###-##-####      3/16/29
- ----------------------------------------------------------------------------------------------------------------

I should also note the following points:

1. We will be making payments beginning July 1, 1991 on both Misser and Kersch.

2. An interest adjustment will be made if DeSoto wishes to pay earlier or later than July 1, 1991.

If you have any questions on the above, please give me a call at (212) 578-8109.

Sincerely,

JON ABOUAF
- ----------------------
Jon Abouaf
Non Par Associate

May 31, 1991

cc: Bob Lynch, Daisy Serrano
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         reasonable adjustments to reflect medical care cost-inflation and changes in Medicare coverages.

                          (c) If, at the date of Termination of Employment the Executive is fifty-five (55) or more years old and has been employed by the Company for ten (10) or more years, the Executive shall continue to be provided by the Company after the close of the Payment Period a life insurance benefit equal to fifty percent (50%) of the Executive's Annual Base Compensation. such life insurance benefit shall be provided by the Company without charge to the Executive and shall remain in effect during the life of the Executive. The Executive shall designate the beneficiary of such life insurance benefit and may change such designation from time to time.

                 2. In the event of a Termination of Employment the Executive may, at any time during the Payment Period, engage an outplacement firm for individual outplacement services. The Company shall promptly pay the full cost of such engagement up to an amount which does not exceed fifteen percent (15%) of the Executive's Annual Base Compensation and Annual Bonus. In addition, the Company shall promptly reimburse the Executive for the Executive's income tax liability resulting from such payment by the Company or, at the election of the Company, promptly provide to the Executive an opinion of outside legal counsel, upon which the Executive is entitled to rely, clearly opining that such payment by the Company is not taxable income to the Executive. For purposes of the tax reimbursement the Executive shall be deemed to pay all applicable income taxes at their highest marginal rates.

                 3. In the event of a Termination of Employment after the Executive has earned twenty (20) years of Service under the DeSoto Salaried Employee's Pension Plan (the "Pension Plan"), the Executive shall receive retirement benefits in accordance with the Pension Plan. In the event of a Termination of Employment prior to the date the Executive has earned twenty
(20) years of Service under the Pension Plan, in addition to benefits payable to the Executive pursuant to the Pension Plan, the Executive shall be entitled to receive supplemental retirement benefits from the Company equal in value to the difference between (a) the benefits to which the Executive would have been entitled under the Pension Plan assuming twenty (20) years of earned Service or such lesser number of years of earned Service as the Executive would have earned by continuing employment with the Company until Retirement Age (in either case at an assumed annual salary for each year of assumed Service following the date of the Termination of Employment equal to the Executive's Annual Base Compensation plus the Executive's Annual Bonus) and (b) the benefits which the Executive is entitled to receive under the Pension Plan. Any supplemental





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retirement benefits payable by the Company shall be payable to the same extent and in the same form as, and commencing on the date on which, benefit payments commence under the Pension Plan (including payment pursuant to any option thereunder, including early retirement, payment elections, and beneficiary designations).

                 4. For the purposes of this Agreement, a Change in Control shall occur at such time as:

                          (a) Any person (as hereinafter defined in Paragraph 6(f)) becomes a Beneficial Owner (as hereinafter defined in Paragraph 6(c)), directly or indirectly, of shares of the Company's voting stock (as hereinafter defined in Paragraph 6(c)) representing at least thirty-five percent (35%) or more of the Company's issued and outstanding voting stock;

                          (b) One-third or more of the membership of the Board consists of members not nominated for membership by the Company or the Board; or

                          (c) The sale, assignment, or transfer by the Company of one-half or more of the fixed assets of the Company or the assets serving as the basis for one-half or more of the operating earnings of the Company, as disclosed in the Company's financial statements, in a transaction or related series of transactions, except any such sales to affiliates of the Company; the termination by the Company of its business and liquidation of its assets; or the merger, consolidation or reorganization of the Company with or into any other corporation or corporations other than its affiliates or the Company's engagement in any other similar business combination or reorganization.

                 5. For the purposes of this Agreement, a Termination of Employment shall occur when, prior to the Executive reaching Retirement Age, the Executive's employment with the Company is terminated within twenty-four
(24) months following a Change in Control (i) by the Company for any reason, including disability or incapacity, or (ii) by the Executive "for cause," which "cause" shall be deemed to exist upon the occurrence of any one of the following events:

                          (a)     the Company requests the Executive's
         resignation or retirement (other than retirement upon reaching Retirement Age);





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